Summary Prospectus September 29, 2014

PNC Advantage Institutional
Treasury Money Market Fund

Institutional Shares – PAIXX Advisor Shares – PAYXX Service Shares – PAEXX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com/Forms_Literature/Prospectuses/default.fs. You may also obtain this information at no additional cost by calling 1-800-364-4890 or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund's Prospectus and Statement of Additional Information, both dated September 29, 2014, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income consistent with stability of principal while maintaining liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Advisor Shares	Service Shares
Management Fees	0.15%	0.15%	0.15%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.11%	0.21%	0.36%
Shareholder Servicing Fees	None	0.10%	0.25%
Other	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.26%	0.36%	0.51%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares, Advisor Shares and Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$27	$84	$146	$331
Advisor Shares	$37	$116	$202	$456
Service Shares	$52	$164	$285	$640

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as

Treasury bills and notes, repurchase agreements collateralized by obligations of the U.S. Treasury and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

PRINCIPAL RISKS

Counter-Party Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays, incur costs and/or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered, the values of its debt securities or other instruments may fall.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the

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future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of such securities held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages.

Management Risk. The Fund is subject to management risk because it is actively managed. PNC Capital Advisors, LLC (the "Adviser") will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Money Market Fund Risk. There can be no assurance that a money market fund will maintain a $1.00 per share NAV at all times. Factors that could adversely affect the value of a money market fund's shares, include, among others, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund's shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their NAVs. Certain other money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact the PNC money market funds in the future. A decline in interest rates can reduce a money market fund's yield even if a Fund is able to maintain a $1.00 per share NAV. The Adviser and its affiliates are under no obligation to support the share price or yield of the Fund.

In July 2014, the Securities and Exchange Commission ("SEC") adopted amendments to its rules governing the operation of money market funds. The new rules will require, among other things, certain money market funds to cease using the amortized cost method to value their shares and to cause transactions in shares of these funds to be effected using the fund's NAV per share calculated out to the fourth decimal point (e.g. $1.0000 instead of $1.00) (together, such amendments the "floating NAV amendments"). The floating NAV amendments are intended to cause the values of shares of affected funds to float (i.e., change) over time with the market values of the fund's portfolio securities. Certain funds, such as those that only offer their shares to natural persons and those that invest almost exclusively in cash, obligations of the U.S. government, and repurchase agreements collateralized by obligations of the U.S. government, are not subject to the floating NAV amendments.

The SEC also adopted amendments that would permit the board of trustees of a money market fund to impose a liquidity fee of up to 2% of a shareholder's redemption request (any such fee a "temporary liquidity fee") and/or suspend redemptions for a period of up to ten days in certain circumstances. The rule amendments require the imposition of a temporary liquidity fee whenever 90% or more of a money market fund's portfolio is comprised of assets that are other than cash, direct obligations of the U.S. government or securities that convert into cash within one week, unless the fund's board of trustees determines that such a fee is not in the fund's best interests.

The amendments described above are expected to become effective on October 2016. The Adviser and the Board are in the process of evaluating the rule amendments. There can be no assurance that your investment in the Fund will not be adversely affected by the amendments described above or by additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Institutional, Advisor Shares and Service Shares. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/
FundID_432/Overview.fs or by calling 1-800-364-4890. The Fund's 7-day yield as of December 31, 2013 was 0.08%.

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Calendar Year Total Returns

Best Quarter	0.02%	(12/31/10)
Worst Quarter	0.00%	(9/30/13)

The Fund's year-to-date total return for Institutional Shares through June 30, 2014 was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2013)

	1 Year	Since Inception
Institutional Shares (since inception date 10/01/09)	0.01%	0.02%
Advisor Shares (since inception date 3/16/11)	0.01%	0.01%
Service Shares (since inception date 10/29/10)	0.01%	0.02%

INVESTMENT ADVISER

PNC Capital Advisors, LLC is the investment adviser to the Fund.

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, or through a financial intermediary on each day that the New York Stock Exchange (the "NYSE") is open. Shares cannot be purchased on days when the Federal Reserve is closed.

By Phone or Wire: contact your financial intermediary or, if you hold your shares directly through PNC Advantage Funds, you should contact PNC Advantage Funds by phone at 1-800-364-4890.

By Mail: write to PNC Advantage Funds c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9795, Providence, Rhode Island 02940-9795.

Minimum Initial Investments:

•  In general, a Fund's minimum initial investment is $3 million for Institutional, Advisor and Service Shares.

Minimum Subsequent Investments:

•  There is no minimum subsequent investment amount.

A Fund's initial investment minimum may be reduced or waived in some cases.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

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PNC Advantage Funds

P.O. Box 9795

Providence, RI 02940-9795

ADV-SUM-TS-0914